UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 26, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER ITEMS

On July 26, 2005, General Motors Acceptance Corporation (GMAC), a wholly owned subsidiary of General Motors Corporation (GM), issued a press release announcing an agreement to sell up to $55 billion of U.S. automotive retail assets to Bank of America over five years. The press release follows.

              GMAC Agrees to Sell Up to $55 billion of U.S. Retail Automotive Assets to Bank of America over five years
       Deal provides new automobile finance investment opportunities for Bank of America and committed source of funding for full spectrum of active retail auto contracts for GMAC

Detroit; Charlotte, NC --- General Motors Acceptance Corp. (GMAC), the financial services subsidiary of General Motors Corp. (NYSE: GM), and Bank of America (NYSE: BAC) today announced a long-term strategic financing agreement regarding GMAC's U.S. automotive retail assets. The agreement calls for a committed purchase by Bank of America of up to $55 billion worth of GMAC retail automotive contracts over a five-year period, commencing July 2005 and concluding June 2010.

Bank of America will make an initial purchase of $5 billion. In each of the agreement's five fiscal years (July 1-June 30), Bank of America will purchase up to $10 billion of GMAC's full spectrum of active U.S. retail auto finance contracts. GMAC will continue to service the auto finance contracts.

The agreement expands the existing relationship between GMAC and Bank of America. GMAC will be able to accelerate its planned transition from an "originate and store" to an "originate and sell" U.S. auto finance business model, while Bank of America makes a significant investment to grow its automotive finance business.

"This agreement allows Bank of America to leverage our low cost of funding, risk management expertise and strong lending base to the benefit of an important client," said Tim Russi, president of Bank of America Dealer Financial Services -- the auto, motorcycle, marine and recreational vehicle financing unit of Bank of America. "Our strategic investment in systems, data, people and processes over the past several years has positioned us to capitalize on this opportunity and significantly expand our share of the auto financing market."

Sanjiv Khattri, GMAC's executive vice president and chief financial officer, said, "We are very pleased to enter into this landmark agreement with Bank of America, our long-time partner in so many innovative transactions. This agreement leverages GMAC's world-class origination and servicing capabilities with Bank of America's world-class funding capabilities. It allows GMAC to fulfill its strategic mission to finance more GM vehicles, without undue strain on the balance sheet. This further advances GMAC toward its `originate and sell' business model in U.S. auto finance, providing us far greater flexibility to reallocate capital and further diversify the business portfolio."

Bank of America
Bank of America is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. The company provides unmatched convenience in the United States, serving 33 million consumer relationships with more than 5,800 retail banking offices, more than 16,700 ATMs and award-winning online banking with more than twelve million active users. Bank of America is the No. 1 overall Small Business Administration (SBA) lender in the United States and the No. 1 SBA lender to minority-owned small businesses. The company serves clients in 150 countries and has relationships with 98 percent of the U.S. Fortune 500 companies and 85 percent of the Global Fortune 500. Bank of America Corporation stock (ticker: BAC) is listed on the New York Stock Exchange.

GMAC
General Motors Acceptance Corporation and its subsidiaries, operating under the umbrella GMAC Financial Services, provide automotive financing, commercial finance, insurance and mortgage products, and real estate services, and have a presence in more than 40 nations. A wholly owned subsidiary of General Motors since 1919, GMAC has extended more than $1.3 trillion in credit to finance more than 158 million vehicles.

                                            ###

Forward-Looking Statements

Bank of America
This press release contains forward-looking statements about Bank of America Corporation. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ include, among other things, the following: 1) projected business increases following process changes and other investments are lower than expected; 2) competitive pressure among financial services companies increases significantly; 3) general economic conditions are less favorable than expected; 4) political conditions including the threat of future terrorist activity and related actions by the United States abroad may adversely affect the company's businesses and economic conditions as a whole; 5) changes in the interest rate environment reduce interest margins and impact funding sources; 6) changes in foreign exchange rates increases exposure;
7) changes in market rates and prices may adversely impact the value of financial products; 8) legislation or regulatory environments, requirements or changes adversely affect the businesses in which the company is engaged; 9) litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect the company or its businesses; and 10) decisions to downsize, sell or close units or otherwise change the business mix of any of the company. For further information regarding Bank of America Corporation, please read the Bank of America reports filed with the SEC and available at www.sec.gov.

GMAC
In this press release and related comments by General Motors Acceptance Corporation management may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding plans, strategies, prospects and expectations regarding the business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this document only reflect expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Accordingly, you should not place undue reliance on the forward-looking statements contained in this information. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                      # # #

General Motors Acceptance Corporation and its subsidiaries, operating under the umbrella GMAC Financial Services, provide automotive financing, commercial finance, insurance and mortgage products, and real estate services, and have a presence in more than 40 nations. A wholly owned subsidiary of General Motors since 1919, GMAC has extended more than $1.3 trillion in credit to finance more than 158 million vehicles.

                                      # # #


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  July 26, 2005                   By:  /s/PETER R. BIBLE
                                       ---  -----------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)